FREEPORT-MCMORAN

4th Quarter 2019 Earnings Conference Call

January 23, 2020

PROVEN ASSETS.
FUNDAMENTAL VALUE.

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

fcx.com

Cautionary Statement
Regarding Forward-Looking Statements

PROVEN ASSETS. FUNDAMENTAL VALUE.

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to ore grades and milling rates; production and sales volumes; unit net cash costs; operating cash flows; capital expenditures; FCX's expectations regarding its share of PT Freeport Indonesia's (PT-FI) net (loss) income and future cash flows through 2022; PT-FI's development, financing, construction and completion of a new smelter in Indonesia; FCX's expectations regarding results associated with productivity and innovation initiatives; exploration efforts and results; development and production activities, rates and costs; liquidity; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; reserve estimates; execution of the settlement agreement associated with the Louisiana coastal erosion cases; and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesian government's extension of PT-FI's export license after March 8, 2020; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license (IUPK) to extend mining rights from 2031 through 2041; FCX's ability to achieve the expected results of its productivity and innovation initiatives; industry risks; regulatory changes; political and social risks; labor relations; weather- and climate-related risks; environmental risks; litigation results; cybersecurity incidents; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) that are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 4Q19 press release, which are also available on FCX's website, "fcx.com." Net debt equals consolidated debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 35.

2019 Highlights

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Building Momentum on 3 Major Initiatives to Support Growing Sales Profile, Decrease Unit Costs and Drive Expanded Margins & Cash Flow Generation

1) **Grasberg Underground**
   - Commenced Operating Phase
   - Ramp-up Progressing on Schedule
2) **Lone Star Oxide – Commissioning New Mine in the U.S.**
   - Advanced Development
   - Nearing Completion
3) **Innovation Driven Productivity Enhancements in Americas**
   - Targeting 200 mm lbs per annum Incremental Copper by 2022
   - Low Capital Intensity/Economically Attractive

Building on Strength:
Solid Foundation for the Future

Grasberg Block Cave Crusher in Operation



Newly Constructed Lone Star Leach Pad



Committed to Responsible Production for All Stakeholders

PROVEN ASSETS. FUNDAMENTAL VALUE.

SAFETY • RESPECT • INTEGRITY • EXCELLENCE • COMMITMENT

CONTINUOUS IMPROVEMENT


PEOPLE

- ***SAFE PRODUCTION MATTERS*** Strong Safety Culture at the Core of Everything We Do
- Respect for Workforce with Fair Compensation, Benefits and Career Opportunities
- Established Community Partnerships - Major Investments in Places Where We Live & Work
- Diversity & Inclusion Make Us Stronger


ENVIRONMENTAL STEWARDSHIP

- Robust Environmental Management Programs
- Water Conservation & Renewable Energy/Low Carbon Initiatives
- World Class Remediation Projects; Enhanced Tailings Disclosures and Transparency
- Actively Engaged in New Global Tailings Standard via ICMM Membership

ACCOUNTABILITY

TRANSPARENCY

COPPER: METAL OF THE FUTURE



- Copper Key in Global Decarbonization Trends
  - High Efficiency in Conductive Applications
  - Recyclability
  - Net Reduction (Production v. Utilization) in CO_2 Emissions (> 20:1 Mitigation Factor)*
- By 2030, Copper Could Reduce Global Carbon Emissions by 16%*

* *International Copper Association*

Copper Market Commentary

PROVEN ASSETS. FUNDAMENTAL VALUE.

- **Strong Fundamental Outlook**
- **Exchange Inventories Near Multi-year Low**
- **Medium Term Supply Growth is Limited**
- **Modest Demand Growth Expected to Drive Prices Higher**
- **Estimated Copper Supply Gap by 2029: ~4.4 Mt***
- **Current Price Significantly Below Incentive Price of $3.30/lb***



tonnes
$/lb
Copper Price
Global Copper Exchange Inventories**
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
3.30
3.10
2.90
2.70
2.50
2.30
2.10
1.90
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20

** Wood Mackenzie estimate, 4Q19 Long-term Outlook*
*** Includes LME, COMEX and Shanghai exchanges*
Source: Bloomberg as of 1/22/20

Executing The Plan

PROVEN ASSETS. FUNDAMENTAL VALUE.

2019 v. 2021e

Growing Sales Profile[(1)]	**~30%** Increase in Copper; **~40%** Increase in Gold
Declining Unit Net Cash Costs[(2)]	**~25%** Reduction in Unit Costs
Strong Financial Results & EBITDA[(3)] Generation	**100%+** Increase in EBITDA (With Leverage to Improved Copper Market Conditions)

Value Creation for Shareholders

(1) Based on copper and gold sales of 3.3 bn lbs and 1.0 mm ozs in 2019 and estimates of 4.3 bn lbs and 1.4 mm ozs in 2021e.
(2) Based on consolidated unit net cash costs for 2019 of $1.74/lb and assumes ~$1.30/lb in 2021e.
2021e assumes ~30¢/lb unit net cash cost for Indonesia following the underground ramp-up.
(3) Based on EBITDA of $2.7 bn in 2019 and assumes ~$3.3 bn in 2020e and ~$6.4 bn in 2021e at $2.85/lb copper.
e = estimate. See Cautionary Statement.

Grasberg – One of the World's Largest Copper & Gold Deposits
Impressive Past / Robust Future

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Historical Open Pit Era (1990 – 2019)


December 2019

Future Underground Era (2020e – 2041e)


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N

	Historical Results	Future Plans
Total Material Mined (bn t)	5.2	1.8
Strip Ratio – Open Pit Only	2.5	N/A
Copper Production (bn lbs)	33	36
Gold Production (mm ozs)	53	29
Gross Revenues	~$97 Billion(1)	~$150 Billion(2)

(1) 80% of historical gross revenues from open pit (1990 – 2019) and are based on average historical prices of $1.94/lb of Cu and $735/oz of Au.
(2) 80% of revenues expected from DOZ, Grasberg Block Cave, Deep MLZ and Big Gossan; future gross revenues (2020e – 2041e) based on $3.00/lb Cu and $1,500/oz Au.
e = estimate. See Cautionary Statement.

Underground Ramp-up Building Momentum

Continued Progress in 4Q 2019

PROVEN ASSETS. FUNDAMENTAL VALUE.

Deep MLZ (DMLZ) & Grasberg Block Cave (GBC) Averaged 26,000 t/d in 4Q19: 15% Ahead of Forecast

Drawbelling


DMLZ
— Forecast
40
30
20
10
0
4
4
6
10
11
13
17
1Q
2Q
3Q
4Q
1Q
Qtr Avg
Qtr Avg
2019
2020e
2021e


GBC
40
30
20
10
0
10
18
23
24
30
35
25
1Q
2Q
3Q
4Q*
1Q
Qtr Avg
Qtr Avg
2019
2020e
2021e

Open Drawbells Provide Scale – Cumulative Blasted


DMLZ
400
300
200
100
0
90
142
212
281
Active Production Blocks
2019
2
2020e
2
2021e
3
2022e
3


GBC
400
300
200
100
0
76
215
315
371
2019
3
2020e
3
2021e
4
2022e
5

* Includes planned 20-day outage for modification of ore flow system.

e = estimate. See Cautionary Statement.

Ore Extraction *(000 t/d)*


DMLZ
20
15
10
5
0
7
8
10
15
16
18
1Q
2Q
3Q
4Q
2019 Exit Rate
1Q20e
2019

2020e Exit Rate: 42


GBC
20
15
10
5
0
5
7
11
11
17
19
1Q
2Q
3Q
4Q*
2019 Exit Rate
1Q20e
2019

2020e Exit Rate: 45

Lone Star Leach Project in Arizona Nearing Completion
Building Value in New U.S. Cornerstone Asset

PROVEN ASSETS. FUNDAMENTAL VALUE.

- Low-Risk Development in Established Mining District; Wholly Owned
- Located 8 miles North of Safford; 18 miles Southwest of Morenci
- First Cu Production Expected During 2020
- Estimated Production: 200 mm lbs/annum
- $850mm Initial Project (~75% Complete)
- On Schedule and Within Budget
- Oxide Expansion Opportunities with Low Capital Intensity Under Evaluation


New Leach Pad

See Cautionary Statement.


January 2020

Positive Exploration Results Support Longer-Term Potential

- Completed 202 km of Drilling Since 2015

Number of Holes	Number of Intercepts	Minimum Intercept (meters)	Cu Grade (% Cu) Minimum	Cu Grade (% Cu) Average
68	92	150	0.30%	0.56%
28	39	61	0.60%	0.82%

- Significantly Larger than Expected
- Higher Grade Zones (+0.7% Cu) in NE & SW Areas of Deposit

Tax-Adjusted Equivalent Copper Grade

~0.45% = 0.6%-0.7% Equiv.

(Equivalent based on 0-10% US v. 35% international tax rate)

Innovation Driving Results

Combining Data Analytics with Agile Way of Working

PROVEN ASSETS. FUNDAMENTAL VALUE.

Processing/Concentrating



Data systems landscape
Process
Mineralogy
Chemistry
Integrated Data Warehouse
Throughput & Recovery Optimization Intelligence
(TROI)

- Digital Twin for Processing Plant
- Machine Learning Algorithm
- Analyze Historical Data and Predict Results/Optimize Throughput & Recovery
- Quality Recommendations
- Real Time Data Driven Decisions
- Target Best Performance Every Day; Unlock Bottlenecks
- More Consistent Operations

e = estimate. See Cautionary Statement.

Mine



Material Characteristics
Shovel Data
Equipment Availability
Crusher Performance
Mine Plan
Crusher
Hauling
Loading
Optimization
Engine
Central Data Collection
OPTIMIZATION

- Aggregate Data from Multiple Systems; Use Data Science Algorithms to Predict Most Efficient Setups
- Send Commands to Dispatch to Adjust Mining Equipment and Resource Execution
- Clear Visibility of Best Possible Performance for Shift/Day
- Effective for Real-Time Decision Making

Agile Way of Working



Analytics
Data
People

- More Interactive Organizational Structure
- Challenges Norms
- Opportunities Identified & Prioritized
- Implementation Underway
- Incremental Copper Production:
  - 100 mm lbs in 2021e
  - 200 mm lbs in 2022e
- Drive Lower Unit Costs w/ Minimal Capital

Freeport: *Foremost in Copper*

PROVEN ASSETS.
FUNDAMENTAL VALUE.

- Portfolio of High Quality Copper Assets Difficult to Replicate
- Industry Leader with Size, Scale and Durability
- Strong Track Record & Commitment to Communities and Environmental Responsibility
- Growing Production and Cash Flow Profile
- Technically Proficient – Proven Capabilities
- Copper Fundamentals Increasingly Positive
- Innovation Driving Additional Value

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Significant Value Creation in Progress



Financial Outlook

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Sales Profile

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Copper Sales (billion lbs)


5
4
3
2
1
0
3.3
3.5
4.3
4.6
2019
2020e
2021e
2022e
Transition Years

Note: Consolidated copper sales include 679 mm lbs in 2019, 685 mm lbs in 2020e, 870 mm in 2021e and 910 mm lbs in 2022e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)


2
1
0
1.0
0.8
1.4
1.7
2019
2020e
2021e
2022e
Transition Years

Note: Consolidated gold sales include 182k ozs in 2019, 145k ozs in 2020e 262k ozs in 2021e and 318k ozs in 2022e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
90
88
90
90
2019
2020e
2021e
2022e

e = estimate. See Cautionary Statement.

2020e Quarterly Sales

Copper Sales (million lbs)


1,000
750
500
250
0
725
850
915
990
1Q20e
2Q20e
3Q20e
4Q20e

Note: Consolidated copper sales include approximately 140 mm lbs in 1Q20e, 165 mm lbs in 2Q20e, 175mm lbs in 3Q20e and 205 mm lbs in 4Q20e for noncontrolling interests; excludes purchased copper.

Gold Sales (thousand ozs)


300
200
100
0
105
180
205
285
1Q20e
2Q20e
3Q20e
4Q20e

Note: Consolidated gold sales include approximately 20k ozs in 1Q20e, 34k ozs in 2Q20e, 38k ozs in 3Q20e and 53k ozs in 4Q20e for noncontrolling interests.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
22
22
22
22
1Q20e
2Q20e
3Q20e
4Q20e

e = estimate. See Cautionary Statement.

Growing Sales & Declining Unit Costs

($ per pound of cu)

Sales Volume Roll Forward

	Copper (bns of lbs)	Gold (mms of ozs)
2020e	3.5	0.8
Indonesia	0.6	0.6
Americas	0.2	-
2021e	4.3	1.4


$1.74
$1.75
~$1.30
Lower Unit Site Production Costs
Offset by Lower Unit By-product Credits
Lower Unit Costs in Indonesia Following Ramp-up
Productivity Improvements in Americas
2019
YoY
2020e (1)
YoY
2021e (2)

(1) 2020e assumes average prices of $1,500/oz gold and $10/lb molybdenum for by-product credits.

(2) 2021e assumes average prices of $1,400/oz gold and $13/lb molybdenum for by-product credits. Also assumes ~30¢/lb unit net cash cost for Indonesia following the underground ramp-up. Each $50/oz change in gold prices would impact PT-FI's net unit cash costs by 5¢/lb and Consolidated by 2¢/lb in 2021e.

e = estimate. See Cautionary Statement

EBITDA and Cash Flow at Various Copper Prices

PROVEN ASSETS. FUNDAMENTAL VALUE.

($ in bn)

EBITDA ($1,500/oz Gold, $10/lb Molybdenum)



$10
$8
$6
$4
$2
$0
Transition Year 2020e
Average '21e/'22e
Cu $2.75/lb
Cu $3.00/lb
Cu $3.25/lb

Operating Cash Flow Excludes Working Capital Changes ($1,500/oz Gold, $10/lb Molybdenum)



$8
$6
$4
$2
$0
Transition Year
2020e
Average '21e/'22e
Cu $2.75/lb
Cu $3.00/lb
Cu $3.25/lb

NOTE: For 2020e and 2021e – 2022e average price sensitivities, see slide 32.
EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

Consolidated Capital Expenditures

PROVEN ASSETS. FUNDAMENTAL VALUE.

($ in billions)



--- Net of Scheduled Contributions
$2.65
$2.5(2)
$1.60(1)
Major Projects
$1.05
Other Mining
$2.8
$2.7(2)
$1.8(3)
$1.0
$2.4
$2.2(2)
$1.2(3)
$1.2
2019
2020e
2021e

(1) 2019 actuals include $0.1 bn for new Indonesia smelter project.
(2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.3 bn in 2020e and $1.1 bn in 2021e), Lone Star ($0.2 bn in 2020e) and Advanced Analytics in Americas ($0.15 bn in 2020e).

NOTE: Amounts include capitalized interest; forecasted amounts exclude capital spending for the new Indonesia smelter project. The preliminary capital cost estimate for the project approximates $3 billion, pending completion of final engineering. Estimated capital expenditures for 2020e approximate $0.5 bn, of which FCX's share will be approximately 49%.
e= estimate. See Cautionary Statement.

New Copper Smelter Project in Indonesia

PROVEN ASSETS.
FUNDAMENTAL VALUE.

- **Capacity of 2 mm tonnes per annum of Concentrate, Bringing Domestic Capacity to ~3 mm tonnes per annum**
- **Estimated Capital Cost ~$3 Billion**
  - Completing Front-end Engineering and Design
  - ~$0.5 Billion in Estimated Spending During 2020e
  - Expected to be Funded by PT-FI Bank Loan
- **Debt Service Will be Shared by PT-FI's Shareholders (Inalum 51.24%/FCX 48.76%)**

Annual Debt Service Cost Essentially Offset by Phase Out of Export Duty



($ in mms)
~$180
100%
$88
FCX's Equity Share
Estimated Annual Costs After Tax Debt Service (1) (2023e – 2041e)
~$160
100%
~$78
FCX's Equity Share
Estimated Annual Savings (5% Export Duty) (2)

(1) Assumes debt service over life of project
(2) At $3.00/lb copper and $1,500/oz gold
e = estimate. See Cautionary Statement.

Strong Financial Position & Liquidity

PROVEN ASSETS. FUNDAMENTAL VALUE.

($ in billions)

Net Debt*


$20.2
$7.8
12/31/15
12/31/19

Liquidity Position as of 12/31/19

Consolidated Cash	$2.0
Undrawn Credit Facility	$3.5
Total Liquidity	$5.5

** Net debt equals consolidated debt less consolidated cash. See Cautionary Statement.*

Executing Clearly Defined Strategy to Build Value for Shareholders

PROVEN ASSETS.
FUNDAMENTAL VALUE.



Building Momentum
Ongoing Cost Management & Capital Discipline
Advancing Completion of Lone Star Project
Innovation-Driven Productivity Improvements
Continued Execution of Grasberg Underground Ramp-up
Substantial Growth in Cash Flow
Growing Sales Profile
Declining Unit Costs
More Than Doubling EBITDA & Cash Flow (2019 v. 2021e)

e= estimate. See Cautionary Statement.



Reference Slides

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Financial Highlights

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Sales Data	4Q19	12 mos. ended 12/31/19
Copper		
Consolidated Volumes *(mm lbs)*	906	3,292
Average Realization *(per lb)*	$2.74	$2.73
Site Production & Delivery Costs *(per lb)*	$2.12	$2.15
Unit Net Cash Costs *(per lb)*	$1.67	$1.74
Gold		
Consolidated Volumes *(000's ozs)*	317	991
Average Realization *(per oz)*	$1,491	$1,415
Molybdenum		
Consolidated Volumes *(mm lbs)*	22	90
Average Realization *(per lb)*	$11.65	$12.61
Financial Results (in billions, except per share amounts)		
Revenues	$3.9	$14.4
Net Income (Loss) Attributable to Common Stock	$0.0	$(0.2)
Diluted Net Income (Loss) Per Share	$0.00	$(0.17)
Operating Cash Flows [(1)]	$0.2	$1.5
Capital Expenditures	$0.7	$2.7
Total Debt	$9.8	$9.8
Consolidated Cash	$2.0	$2.0

(1) Includes working capital sources of $0.1 bn for 4Q19 and $0.3 bn for the year 2019.

Preliminary Estimated Consolidated Copper Reserves & Mineralized Material

PROVEN ASSETS. FUNDAMENTAL VALUE.

As of 12/31/2019	Reserves (1)	Mineralized Material (2)

bn lbs of copper

249

Mineralized Material (2) (contained copper) **133**

Reserves (1) (payable copper) **116**

By Region


North America
40%
Indonesia
31%
South America
29%


48%
29%
18%
Other
5%

(1) *Preliminary estimate of recoverable proven and probable consolidated copper reserves using a long-term average copper price of $2.50/lb; 83 bn lbs net to FCX's interest, compared to 87 bn lbs as of 12/31/18.*

(2) *Preliminary estimate of consolidated mineralized material (contained copper) using a long-term average copper price of $3.00/lb.* ***Mineralized material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

4Q19 Mining Operating Summary

PROVEN ASSETS.
FUNDAMENTAL VALUE.

4Q19 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery, excluding adjustments	$2.07	$1.85	$2.69	$2.12
By-product Credits	(0.22)	(0.18)	(2.38)	(0.69)
Treatment Charges	0.11	0.17	0.23	0.16
Royalties & Export Duties	-	0.01	0.30	0.08
Unit Net Cash Costs	**$1.96**	**$1.85**	**$0.84**	**$1.67**

Sales From Mines for 4Q19 & 4Q18 by Region



North America
358
333
Cu
mm lbs
22(1)
24(1)
Mo
mm lbs
4Q19
4Q18
4Q19
4Q18
South America (2)
345
325
4Q19
4Q18
Indonesia (3)
203
127
314
261
Au
000 ozs
4Q19
4Q18
4Q19
4Q18

(1) Includes 8 mm lbs in 4Q19 and 4Q18 from South America.
(2) Silver sales totaled 1.3 mm ozs in 4Q19 and 4Q18.
(3) Silver sales totaled 0.8 mm ozs in 4Q19 and 0.3 mm ozs in 4Q18.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q19 press release, which is available on FCX's website.

2020e Outlook

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Sales Outlook	▪ Copper: 3.5 Billion lbs. ▪ Gold: 0.8 Million ozs. ▪ Molybdenum: 88 Million lbs.
Unit Cost of Copper	▪ Site Production & Delivery 2020e: $2.04/lb (1Q20e: $2.24/lb) ▪ After By-product Credits 2020e: $1.75/lb[(1)] (1Q20e: $2.02/lb)
Operating Cash Flows [(2)]	▪ ~$2.4 Billion @ $2.85/lb Copper for 2020e ▪ Each 10¢/lb Change in Copper in 2020e = $350 Million
Capital Expenditures	▪ $2.8 Billion (consolidated, prior to scheduled contribution to replicate JV economics) [(3)] • $1.8 Billion for Major Projects, Including $1.5 Billion for Indonesia Underground Development and the Lone Star Copper Leach Project • $1.0 Billion for Other Mining • A Large Portion Relates to Projects that Are Expected to Add Significant Production and Cash Flow in Future Periods

(1) Assumes average prices of $1,500/oz gold and $10/lb molybdenum in 2020e.
(2) Assumes average prices of $1,500/oz gold and $10/lb molybdenum in 2020e; each $100/oz change in gold would have an approximate $70 mm impact and each $2/lb change in molybdenum would have an approximate $125 mm impact.
(3) PT Inalum scheduled contributions in 2020e approximate $0.2 bn.
e = estimate. See Cautionary Statement.

2019 and 2020e Sales by Region

PROVEN ASSETS.
FUNDAMENTAL VALUE.

2019 Sales by Region



1,442
Cu
mm lbs
90 (1)
Mo
mm lbs
North America
1,183
South America
667
1.0 (2)
Au
mm ozs
Indonesia

2020e Sales by Region



1,580
Cu
mm lbs
88 (1)
Mo
mm lbs
North America
1,150
South America
750
0.8 (2)
Au
mm ozs
Indonesia

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.
Note: e = estimate. See Cautionary Statement.

2019 and 2020e Unit Production Costs by Region

PROVEN ASSETS. FUNDAMENTAL VALUE.

2019 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery	$2.05	$1.85	$2.91	$2.15
By-product Credits	(0.24)	(0.27)	(2.13)	(0.63)
Treatment Charges	0.11	0.18	0.26	0.17
Royalties & Export Duties	-	0.01	0.24	0.05
Unit Net Cash Costs	**$1.92**	**$1.77**	**$1.28**	**$1.74**

2020e Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (1)				
Site Production & Delivery (2)	$2.03	$1.99	$2.14	$2.04
By-product Credits	(0.22)	(0.19)	(1.61)	(0.50)
Treatment Charges	0.12	0.14	0.25	0.15
Royalties & Export Duties	-	0.01	0.26	0.06
Unit Net Cash Costs	**$1.93**	**$1.95**	**$1.04**	**$1.75**

(1) Estimates assume average prices of $2.85/lb for copper, $1,500/oz for gold and $10/lb for molybdenum for 2020e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America.

Note: e = estimate. See Cautionary Statement.

World Class Block Cave Design

PROVEN ASSETS. FUNDAMENTAL VALUE.

Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave



Plan View
100 meters
N
Future PB
Future PB
Future PB
PB3
PB2N
PB1N
PB2S
PB1S
3 Cave Fronts

Ramp-up Schedule
(000's t/d of Ore)



9
30
64
103
130
2019
2020e
2021e
2022e
2023e

5 Production Blocks,
3 Currently Active

- Continuation of Ore Mined in Open Pit (300 meters below)
- 960 mm t @ 0.97% Copper & 0.73 g/t Gold
- YE 2019 Reserves: 17 bn lbs Copper; 14 mm ozs Gold
- By 2023: 335,000 Sq Meter Footprint (over 80 acres)
- Life of Mine: 725,000 Sq Meter Footprint (180 acres)
- Fully Autonomous Underground Rail System
- Annual Production @ Avg. Reserve Grade(1)
  - 850 mm lbs Copper & 700,000 ozs Gold

DMLZ



Plan View
100 meters
N
Future PB
Future PB
PB1S
PB2N
PB1N
Current Cave
2 Cave Fronts

Ramp-up Schedule
(000's t/d of Ore)



10
29
59
80
80
2019
2020e
2021e
2022e
2023e

3 Production Blocks,
2 Currently Active

- Located Below DOZ Underground Block Cave Mine
- 1,500 meters below surface
- 429 mm t @ 0.92% Copper & 0.75 g/t Gold
- YE 2019 Reserves: 8 bn lbs Copper; 8 mm ozs Gold
- By 2022: 200,000 Sq Meter Footprint (~ 50 acres)
- Life of Mine: 450,000 Sq Meter Footprint (110 acres)
- Annual Production @ Avg. Reserve Grade(1)
  - 500 mm lbs Copper & 560,000 ozs Gold

Average Unit Net Cash Costs First 5 Years After Ramp-Up: ~$0.30/lb(2)

(1) Access to higher ore grades expected in early years of production.
(2) After ramp-up for 2021e – 2025e; based on $3.00/lb copper and $1,400/oz gold.
e = estimate. See Cautionary Statement.

Grasberg Block Cave

Extraction Level - Plan View

PROVEN ASSETS.
FUNDAMENTAL VALUE.


Future PB
Future PB
PB2N
PB1S
PB2S
Future PB
Future PB
3 Cave Fronts
N
150 meters
Open drawbells
Drawbells to be opened in 2020
PB Production Block
Direction of Caving

Deep MLZ Block Cave

Extraction Level - Plan View

PROVEN ASSETS.
FUNDAMENTAL VALUE.


Future PB
Future PB
PB2N
PB1S
PB1N
2 Cave Fronts
N
150 meters

- Open drawbells
- Drawbells to be opened in 2020

PB Production Block

Direction of Caving

PT-FI Mine Plan

Metal Sales, 2019-2024e

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Copper **2020e – 2024e**

Total: 7.2 billion lbs copper
Annual Average: 1.4 billion lbs

Gold **2020e – 2024e**

Total: 7.4 million ozs gold
Annual Average: 1.5 million ozs



Transition Years
0.67
1.0
Cu
bn
lbs
Au
mm
ozs
0.75
0.8
1.4
1.4
1.7
1.7
1.7
1.8
1.6
1.7
2019
2020e
2021e
2022e
2023e
2024e

Note: Amounts are projections. Timing of annual sales will depend on a number of factors, including mine sequencing, operational performance, timing of shipments, export quotas, and other factors. See Cautionary Statement. e = estimate
FCX's economic interest in PT-FI approximates 81% through 2022 and 48.76% thereafter.

Sensitivities

PROVEN ASSETS. FUNDAMENTAL VALUE.

(US$ millions)

2020e Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$375	$305
Molybdenum: +/- $1.00/lb	$75	$65
Gold: +/- $50/ounce	$40	$30
Currencies: [(1)] +/- 10%	$195	$135
2021e-2022e Avg. Change		
Copper: +/- $0.10/lb	$440	$345
Molybdenum: +/- $1.00/lb	$90	$85
Gold: +/- $50/ounce	$75	$45
Currencies: [(1)] +/- 10%	$195	$135

(1) U.S. Dollar Exchange Rates: 715 Chilean peso, 14,000 Indonesian rupiah, $0.68 Australian dollar, $1.11 Euro, 3.37 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

FCX Debt Maturities as of 12/31/19

PROVEN ASSETS. FUNDAMENTAL VALUE.

(US$ billions)

Total Debt & Cash at 12/31/19

	Actual
FCX Revolver	$ -
Senior Notes	9.0
Cerro Verde Credit Facility	0.8
Total Debt	$ 9.8
Consolidated Cash	$ 2.0



$8
$6
$4
$2
$0
$0.0
$0.5
CV Non-recourse
4% Sr. Notes
$2.4
CV Non-recourse
3.55% Sr. Notes
$1.9
3.875% Sr. Notes
$0.9
4.55% Sr. Notes
$ -
$4.1
5.00%, 5.25%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2020
2021
2022
2023
2024
2025
Thereafter

4Q19 Copper Realization & 1Q20e Guidance

PROVEN ASSETS. FUNDAMENTAL VALUE.

4Q19 LME Average Copper Price	$2.67/lb
3-Mo. Fwd Price for Copper at the End of December	$2.80/lb
FCX 4Q19 Consolidated Copper Price Realization	$2.74/lb[(1)] (Generally, 50/50 Weight of Qtrly Avg and 3-mo Forward Price at End of Period)
FCX 4Q19 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $33 mm Net Income: $14 mm Earnings/Share: $0.01
1Q20e Open Pound Guidance	▪ 4Q19 Open Lbs Priced at $2.80/lb on 12/31/19 ▪ Each $0.05 Change in Avg Copper Price in 1Q20 = $9 mm Impact to 2020e Net Income ▪ LME Copper Settled at $2.77/lb on 1/22/20

(1) Note that when the average quarter-end forward curve price is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average (and vice versa if quarter-end forward curve price is below the quarterly average spot price). Quarterly copper realizations by region may vary from the consolidated average.

e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

PROVEN ASSETS. FUNDAMENTAL VALUE.

(in millions)	4Q19	12 mos. ended 12/31/19
Net Income (Loss) Attributable to Common Stock – Continuing Operations	$ 8	$(242)
Interest expense, net	219	620
Income tax provision	329	510
Depreciation, depletion and amortization	391	1,412
Metals inventory adjustments	79	179
Net gain on sales of assets	(404)	(417)
Accretion	28	118
Other net charges	22	320 (1)
Loss on early extinguishment of debt	-	27
Other expenses, net (2)	190	138
Net income attributable to noncontrolling interests	34	50
Equity in affiliated companies' net earnings	(5)	(12)
FCX Adjusted EBITDA – Continuing Operations (3)	**$891**	**$2,703**

(1) Primarily includes PT-FI charges for disputed export duties and a surface water tax settlement ($194 mm), net adjustments to environmental obligations and related litigation reserves ($68 mm), asset impairments ($21 mm) and weather-related issues at El Abra ($16 mm). For further discussion of net charges, refer to "Adjusted Net Income" on page VII in the supplemental schedules of FCX's 4Q19 press release, which is available on FCX's website.

(2) Includes PT-FI charges of $188 mm.

(3) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

Underground Block Cave Mine Development
Grasberg Block Cave Development Diagram

PROVEN ASSETS.
FUNDAMENTAL VALUE.



Air Gap
Cave Muckpile
Undercut Ring Drilling
Drawbell
Drawbell Drilling
Slot Raise
Undercut Level
2850m Elevation
Grizzly & Rock Breaker
Extraction Level
2830m Elevation
Drawpoints
Orepass
Service Level
2810m Elevation
Loading Chute
Chute Gallery
Rail Haulage Level
2760m Elevation
Ore Train

Underground Block Cave Mine Development
Deep MLZ Block Cave Development Diagram

PROVEN ASSETS.
FUNDAMENTAL VALUE.



Hydro Fractured Ground
Air Gap
Cave Muckpile
Undercut Ring Drilling
Drawbell
Drawbell Drilling
Undercut Level 2600m Elevation
Slot Raise
Grizzly & Rock Breaker
Extraction Level 2585m Elevation
Orepass
Drawpoints
Loading Chutes
Haulage Truck
Truck Haulage Level 2525m Elevation

Underground Block Cave Mine Development
Glossary of Key Terms

PROVEN ASSETS.
FUNDAMENTAL VALUE.

Air Gap	space between the cave muck pile and the uncaved ore above it
Block Caving	a mass mining method that primarily utilizes the action of gravity for extraction and fragmentation of the ore *By undercutting about 3-5% of the bottom of the ore body to be mined using drill and blast methods, the vertical base support of the ore column is removed and the ore then caves by gravity. As broken ore is drawn from the base of the ore column, the ore above continues to break and propagate vertically. Caving methods are typically applied to massive and continuous ore bodies with significant horizontal footprints and large vertical extensions (~150 to 500 meters). The ore must be caveable based upon geometry, geological features and in-situ stress regimes.*
Cave	the area of broken rock and void above the Extraction level that was induced by undercutting and drawing of the ore
Cave Front	the leading edge of the active undercut area located within each production block; also known as the "Cave Face" *The cave front is moved across the PB over time. The direction, length and shape of the cave front is dictated by geotechnical constraints and ore valuation.*
Cave Muck Pile	caved ore sitting above the "Extraction Level" waiting to be extracted (or drawn) from the drawpoints
Drawbelling	formation of rock funnels from the "Extraction Level" that connect to the Undercut and the caved ore above *Drawbells are used to draw down the caved ore by means of Load Haul Dump equipment (LHDs) or loaders. Each drawbell has two drawpoints associated with it.*
Drawpoints	reinforced openings connected to the drawbell that the LHDs draw the ore from
Drill Ring	a fan of drill holes used to blast the undercut or drawbell
Extraction Level	level used to draw the caved ore from the ore body as it propagates upwards *The "Extraction Level" needs to last through the life of the drawpoints it contains. The level usually includes heavy ground support, steel sets and concrete at the drawpoint brows to improve longevity, and has constructed roadways for efficient loader operations. The drawbells are excavated from the "Extraction Level". The Extraction drifts have ore passes, grizzlies and rock breakers installed within them to allow the LHDs to efficiently load ore from the drawpoints for transport to the "Haulage Level".*
Haulage Level	dedicated level below "Extraction Level" to handle the ore from the LHDs and transfer it to a primary crusher and onto a conveyor or production shaft, these are typically large truck or rail systems
Ore pass	Vertical or inclined raise or shaft from the "Extraction Level" down to the "Haulage Level" *LHDs dump the ore into the ore pass which is then loaded into a truck or train via a chute on the "Haulage Level" and transported to the primary crusher.*
Production Block (PB)	a designated zone of the production footprint *The location of a PB depends on the value of the ore, interaction with other mines or PBs and interaction with underlying infrastructure. The dimensions of a PB are primarily dictated by geotechnical factors that impose constraints on width and direction. PBs can be operated simultaneously.*
Slot Raise	a vertical excavation or raise used to assist in the blasting of the drawbell and undercut rings
Undercut Level	a relatively short-lived level, typically 15 to 20 meters above the "Extraction Level" used to undercut the ore body and form the rock pillars that protect the long-lived panels and drawpoints on the "Extraction Level" *Conventional long-hole drill and blast techniques are employed to undercut the ore body completely.*
Undercutting	drilling and blasting of approximately 10-15 meters of rock at the base of the ore body (from the "Undercut Level") *Undercutting causes the intact rock above to become unstable and cave.*